                                                             Exhibit (h)(4)(vii)

                        Form of Third Amendment Agreement

                           Dated as of March __, 2006

To: The Banks party to the
Credit Agreement referred to below
c/o State Street Bank and Trust Company, as Operations and Administrative Agent
225 Franklin Street, MAO/7
Boston, MA 02110-2804

     Re: Columbia Funds Credit Facility

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement for the Columbia Funds, dated as of July 23, 2004, as amended (as so amended, the "Credit Agreement"), by and among the registered investment companies listed on the signature pages thereof (collectively, the "Entities"), the lending institutions listed on the signature pages thereof (the "Banks"), State Street Bank and Trust Company, as operations agent (the "Operations Agent") for itself and such Banks as are or may become parties thereto, and State Street Bank and Trust Company, as administrative agent (the "Administrative Agent") for itself and such Banks as are or may become parties thereto. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     Each Borrower hereby severally represents and warrants to the Banks and the Agents as follows:

     (a) each Series of CMG Fund Trust listed on Schedule A attached hereto intends to reorganize its assets on or before March 27, 2006 into a newly established series (each, an "Additional Institutional Series") of Columbia Funds Institutional Trust, a Massachusetts business trust (the "Institutional Trust"), as indicated on such schedule, in a "shell" reorganization with each Additional Institutional Series being the survivor of such reorganization;

     (b) each Series of Liberty Variable Investment Trust listed on Schedule B attached hereto intends to reorganize its assets on or before May 1, 2006 into a Series (each, an "Additional Variable Series") of the SteinRoe Variable Investment Trust (to be renamed Columbia Variable Investment Trust) as indicated on such schedule, with such Additional Variable Series of the SteinRoe Variable Investment Trust being the survivor of such reorganization;

     (c) the SteinRoe Variable Investment Trust intends to change its name to "Columbia Variable Investment Trust" on or before April 28, 2006; and

     (d) each of the Borrowers listed on Schedule C intends to reorganize its assets on or before March 27, 2006 into a newly established series (each, an "Additional Retail Series") of Columbia Funds Series Trust I as indicated on such schedule in a "shell" reorganization with each Additional Retail Series being the survivor of such reorganization.

     Each Additional Institutional Series, Additional Variable Series and Additional Retail Series shall be referred to herein as a "New Series". The Institutional Trust, on behalf of each Additional Institutional Series, the SteinRoe Variable Investment Trust, on behalf of each Additional Variable Series, and the Columbia Funds Series Trust I, on behalf of each Additional Retail Series, shall be referred to herein as a "New Borrower".

     In connection with the foregoing, the Borrowers hereby request that (i) the Institutional Trust be added as an Entity for all purposes of the Credit Agreement and the other Loan Documents on behalf of each of the Additional Institutional Series for all purposes and (ii) each New Series become a Series under the Credit Agreement and the other Loan Documents for all purposes. Each of the Banks and the Agents, by their signature below hereby agree to the foregoing requests, provided that:

     (a) The Institutional Trust shall not be added as an Entity for all purposes of the Credit Agreement and the other Loan Documents unless and until each of the following conditions are satisfied:

          (1) the Operations Agent shall have received an Instrument of Adherence to the Credit Agreement and the other Loan Documents in substantially the form of the Instrument of Adherence attached hereto as Exhibit A; and

          (2) the conditions precedent in clause (b) below are satisfied with respect to at least one Additional Institutional Series.

     (b) No New Series shall become a Series under the Credit Agreement and each of the other Loan Documents unless and until each of the following conditions are satisfied:

          (1) with respect to any Additional Institutional Series, the conditions precedent set forth in clause (a) above have been satisfied;

          (2) the Operations Agent shall have received a Note for the account of PNC Bank National Association in an amount equal to such Bank's Commitment Amount, or, if less, the aggregate unpaid principal amount of such Bank's Loans, executed on behalf of such New Series;

          (3) the Operations shall have received a Form F.R. U-1 in favor of each Bank executed on behalf of such New Series;

          (4) the Operations Agent shall have received an Allocation Notice with respect to each of the Borrowers (including the New Borrower) that has been manually signed by an authorized officer of each of the Entities;

          (5) the Operations Agent shall have received a manually signed certificate from the Secretary of the applicable Entity in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of such Entity who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of such New Series, and certifying and attaching copies of (i) the declaration of trust of such Entity (with the designation of such New Series or accompanied by duly authorized resolutions designating such New Series) and by-laws as then in effect,
     (ii) duly authorized resolutions of the Board of Trustees of such Entity authorizing for such New Series the transactions contemplated hereby, and
     (iii) the current Prospectus for such New Series (or the links to the SEC's website where each such Prospectus may be located);

          (6) the Operations Agent shall have received a certificate manually signed by an authorized officer of the applicable Entity, on behalf of such New Series, (A) to the effect set forth in clauses (b) (if applicable), (c) and (d) of Section 3.02 of the Credit Agreement, (B) representing, warranties and agreeing that the applicable Entity shall, on behalf of such New Series, comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement and each of the other Loan Documents, (C) acknowledging that, with respect to such New Series, the term "Effective Date" as used in Section 4.07 of the Credit Agreement shall mean the date on which each of the conditions precedent set forth in this clause (b) are satisfied with respect to such New Series and (D) representing that, since the date on which such New Series commenced operations, there has been no material adverse change in the business, financial position, results of operation or prospects of such New Series, such Certificate to be in form and substance satisfactory to the Operations Agent;

          (7) the Operations Agent shall have received an Asset Coverage Ratio Certificate manually signed by an authorized officer of the applicable Entity, on behalf of such New Series;

          (8) the Operations Agent shall have received a copy of the declaration of trust of the applicable Entity, with all amendments, certified as of a recent date by the Secretary of State of the Commonwealth of Massachusetts;

          (9) the Operations Agent shall have received certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that the applicable Entity is legally existing, in good standing and qualified to engage in business in Massachusetts and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

          (10) the Operations Agent shall have received an opinion of Ropes & Gray LLP, counsel to the New Series, which is satisfactory to the Operations Agent in all respects; and

          (11) the Operations Agent shall have received an updated Schedule 2 to the Credit Agreement that shows the addition of such New Series as a Series (and, if applicable, the Institutional Trust as an Entity) under the Credit Agreement and each of the other Loan Documents.

     This letter agreement is a contract under seal under the laws of the Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law). Except as specifically amended by this letter agreement, the Credit Agreement and all other agreements and instruments executed and delivered in connection with the Credit Agreement shall remain in full force and effect. This letter agreement is limited specifically to the matters set forth herein and does not constitute directly or by implication an amendment or waiver of any other provision of the Credit Agreement or any of the other Loan Documents. This letter agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this letter agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This letter agreement shall constitute a Loan Document.

     A copy of each Entity's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of such Entity as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate Entity.

                            [Signature page follows.]

                                        Very truly yours,

                                        COLUMBIA FUNDS TRUST I, on behalf of its Series Columbia High-Yield Opportunity Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST II, on behalf of
                                        its Series Columbia Greater China Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST III, on behalf of
                                        its Series Columbia World Equity Fund,
                                        Columbia Core Bond Fund and Columbia
                                        Liberty Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST IV, on behalf of
                                        its Series Columbia Tax-Exempt Insured
                                        Fund and Columbia Utilities Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST V, on behalf of its Series Columbia Connecticut Intermediate Municipal Bond Fund, Columbia
                                        Connecticut Tax-Exempt Fund, Columbia
                                        Massachusetts Intermediate Municipal
                                        Bond Fund, Columbia Massachusetts
                                        Tax-Exempt Fund, Columbia New Jersey
                                        Intermediate Municipal Bond Fund,
                                        Columbia New York Intermediate Municipal
                                        Bond Fund, Columbia New York Tax-Exempt
                                        Fund, Columbia Rhode Island Intermediate
                                        Municipal Bond Fund and Columbia US
                                        Treasury Index Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        COLUMBIA FUNDS TRUST VI, on behalf of
                                        its Series Columbia Small Cap Value Fund
                                        I


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST VIII, on behalf of
                                        its Series Columbia Income Fund and
                                        Columbia Intermediate Bond Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS TRUST XI, on behalf of
                                        its Series Columbia Asset Allocation
                                        Fund, Columbia Large Cap Growth Fund,
                                        Columbia Disciplined Value Fund,
                                        Columbia Growth Stock Fund, Columbia
                                        Common Stock Fund, Columbia Small Cap
                                        Core Fund, Columbia Small Company Equity
                                        Fund, Columbia Dividend Income Fund and
                                        Columbia Young Investor Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA BALANCED FUND, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA CONSERVATIVE HIGH YIELD FUND


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA OREGON INTERMEDIATE MUNICIPAL
                                        BOND FUND


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        COLUMBIA REAL ESTATE EQUITY FUND, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA SMALL CAP GROWTH FUND I


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA MID CAP GROWTH FUND, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA STRATEGIC INVESTOR FUND, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA TECHNOLOGY FUND, INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        CMG FUND TRUST, on behalf of its Series
                                        CMG Core Bond Fund, CMG Enhanced S&P 500
                                        Index Fund, CMG High Yield Fund, CMG
                                        International Stock Fund, CMG Large Cap
                                        Growth Fund, CMG Large Cap Value Fund,
                                        CMG Mid Cap Growth Fund, CMG Mid Cap
                                        Value Fund, CMG Short Term Bond Fund,
                                        CMG Small Cap Fund, CMG Small Cap Growth
                                        Fund, CMG Small Cap Value Fund, CMG
                                        Small/Mid Cap Fund, CMG Strategic Equity
                                        Fund, and CMG Ultra Short Term Bond Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

                                        LIBERTY VARIABLE INVESTMENT TRUST, on
                                        behalf of its Series Colonial Small Cap
                                        Value Fund, VS, Colonial Strategic
                                        Income Fund, VS, Columbia High Yield
                                        Fund, VS, Columbia International Fund,
                                        VS, Liberty Growth & Income Fund, VS,
                                        Liberty S&P 500 Index Fund, VS, Liberty
                                        Select Value Fund, VS


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        STEINROE VARIABLE INVESTMENT TRUST, on
                                        behalf of its Series Liberty Asset
                                        Allocation Fund, VS, Liberty Federal
                                        Securities Fund, VS, Liberty Small
                                        Company Growth Fund, VS, and Columbia
                                        Large Cap Growth Fund, VS


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        COLUMBIA FUNDS SERIES TRUST I, on behalf of its Series Columbia California Tax Exempt Fund, Columbia Federal Securities Fund, Columbia High Yield Municipal Fund, Columbia Intermediate Municipal Bond Fund, Columbia International Stock Fund, Columbia Strategic Income Fund, Columbia Tax Exempt Fund, and Columbia Tax Managed Growth Fund


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


ACKNOWLEDGED AND AGREED:

STATE STREET BANK AND TRUST COMPANY,
Individually, as Operations Agent and
as Administrative Agent


By:
    ---------------------------------
Title:
       ------------------------------

PNC BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------
Title:
       ------------------------------


SOCIETE GENERALE


By:
    ---------------------------------
Title:
       ------------------------------


LLOYDS TSB BANK PLC, individually
and as Senior Managing Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BANCO BILBAO VIZCAYA ARGENTARIA S.A.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                                             Exhibit (h)(4)(vii)

                                                                      SCHEDULE A

                          INSTITUTIONAL REORGANIZATIONS

EACH OF THE FOLLOWING SERIES OF CMG FUNDS TRUST WILL REORGANIZE ITS ASSETS INTO THE SERIES OF COLUMBIA FUNDS INSTITUTIONAL TRUST SET FORTH OPPOSITE ITS NAME.


           CMG FUNDS TRUST                 COLUMBIA FUNDS INSTITUTIONAL TRUST
           ---------------                 ----------------------------------
                                            ADDITIONAL INSTITUTIONAL SERIES

-    CMG Core Bond Fund                -    CMG Core Bond Fund
-    CMG Enhanced S&P 500 Index Fund   -    CMG Enhanced S&P 500 Index Fund
-    CMG High Yield Fund               -    CMG High Yield Fund
-    CMG International Stock Fund      -    CMG International Stock Fund
-    CMG Large Cap Growth Fund         -    CMG Large Cap Growth Fund
-    CMG Large Cap Value Fund          -    CMG Large Cap Value Fund
-    CMG Mid Cap Growth Fund           -    CMG Mid Cap Growth Fund
-    CMG Mid Cap Value Fund            -    CMG Mid Cap Value Fund
-    CMG Short Term Bond Fund          -    CMG Short Term Bond Fund
-    CMG Small Cap Fund                -    CMG Small Cap Growth Fund*
-    CMG Small Cap Growth Fund         -    [Removed]*
-    CMG Small Cap Value Fund          -    CMG Small Cap Value Fund
-    CMG Small/Mid Cap Fund            -    CMG Small/Mid Cap Fund
-    CMG Strategic Equity Fund         -    CMG Strategic Equity Fund
-    CMG Ultra Short Term Bond Fund    -    CMG Ultra Short Term Bond Fund

* Subsequent to the reorganization, CMG Small Cap Growth Fund will be merged into CMG Small Cap Fund, which will subsequently be renamed CMG Small Cap Growth Fund.

                                                             Exhibit (h)(4)(vii)

                                                                      SCHEDULE B

                            VARIABLE REORGANIZATIONS

EACH OF THE FOLLOWING SERIES OF LIBERTY VARIABLE INVESTMENT TRUST WILL REORGANIZE ITS ASSETS INTO THE SERIES OF STEINROE VARIABLE INVESTMENT TRUST SET FORTH OPPOSITE ITS NAME.

                                               COLUMBIA VARIABLE INVESTMENT TRUST
   LIBERTY VARIABLE INVESTMENT TRUST      (FORMERLY STEINROE VARIABLE INVESTMENT TRUST)
   ---------------------------------      ---------------------------------------------
                                                    ADDITIONAL VARIABLE SERIES

-    Colonial Small Cap Value Fund, VS    -    Colonial Small Cap Value Fund, VS
-    Colonial Strategic Income Fund, VS   -    Colonial Strategic Income Fund, VS
-    Columbia High Yield Fund, VS*
-    Columbia International Fund, VS      -    Columbia International Fund, VS
-    Liberty Growth & Income Fund, VS     -    Liberty Growth & Income Fund, VS
-    Liberty S&P 500 Index Fund, VS       -    Liberty S&P 500 Index Fund, VS
-    Liberty Select Value Fund, VS        -    Liberty Select Value Fund, VS

                                                         EXISTING SERIES

                                          -    Liberty Asset Allocation Fund, VS
                                          -    Liberty Federal Securities Fund, VS
                                          -    Liberty Small Company Growth Fund, VS
                                          -    Columbia Large Cap Growth Fund, VS

* Columbia High Yield Fund, VS will be merged into Nations High Yield Bond Portfolio, a series of Nations Separate Account Trust.

                                                             Exhibit (h)(4)(vii)

                                                                      SCHEDULE C

                             RETAIL REORGANIZATIONS

EACH OF THE FOLLOWING SERIES WILL REORGANIZE ITS ASSETS INTO THE SERIES OF COLUMBIA FUNDS SERIES TRUST I SET FORTH OPPOSITE ITS NAME.

                      SERIES                                COLUMBIA FUNDS SERIES TRUST I
                      ------                                -----------------------------
                                                               ADDITIONAL RETAIL SERIES

-    Columbia High-Yield Opportunity Fund, a         -    Columbia High-Yield Opportunity Fund
     series of Columbia Funds Trust I
-    Columbia Greater China Fund, a series of        -    Columbia Greater China Fund
     Columbia Funds Trust II
-    Columbia Liberty Fund, a series of Columbia     -    Columbia Liberty Fund
     Funds Trust III
-    Columbia World Equity Fund, a series of         -    Columbia World Equity Fund
     Columbia Funds Trust III
-    Columbia Core Bond Fund, a series of Columbia   -    Columbia Core Bond Fund
     Funds Trust III
-    Columbia Utilities Fund, a series of Columbia   -    Columbia Utilities Fund
     Funds Trust IV
-    Columbia Tax-Exempt Insured Fund, a series of   -    Columbia Tax-Exempt Insured Fund
     Columbia Funds Trust IV
-    Columbia Massachusetts Tax-Exempt Fund, a       -    Columbia Massachusetts Tax-Exempt Fund
     series of Columbia Funds Trust V
-    Columbia Connecticut Tax-Exempt Fund, a         -    Columbia Connecticut Tax-Exempt Fund
     series of Columbia Funds Trust V
-    Columbia New York Tax-Exempt Fund, a series     -    Columbia New York Tax-Exempt Fund
     of Columbia Funds Trust V
-    Columbia Massachusetts Intermediate Municipal   -    Columbia Massachusetts Intermediate
     Bond Fund, a series of Columbia Funds Trust V        Municipal Bond Fund

-    Columbia US Treasury Index Fund, a series of    -    Columbia US Treasury Index Fund
     Columbia Funds Trust V
-    Columbia Rhode Island Intermediate Municipal    -    Columbia Rhode Island Intermediate
     Bond Fund, a series of Columbia Funds Trust V        Municipal Bond Fund
-    Columbia Connecticut Intermediate Municipal     -    Columbia Connecticut Intermediate
     Bond Fund, a series of Columbia Funds Trust V        Municipal Bond Fund
-    Columbia New York Intermediate Municipal Bond   -    Columbia New York Intermediate
     Fund, a series of Columbia Funds Trust V             Municipal Bond Fund
-    Columbia New Jersey Intermediate Municipal      -    Columbia New Jersey Intermediate
     Bond Fund, a series of Columbia Funds Trust V        Municipal Bond Fund
-    Columbia Small Cap Value Fund I, a series of    -    Columbia Small Cap Value Fund I
     Columbia Funds Trust VI
-    Columbia Intermediate Bond Fund, a series of    -    Columbia Intermediate Bond Fund
     Columbia Funds Trust VIII
-    Columbia Income Fund, a series of Columbia      -    Columbia Income Fund
     Funds Trust VIII
-    Columbia  Large Cap Growth Fund, a series of    -    Columbia  Large Cap Growth Fund
     Columbia Funds Trust XI
-    Columbia Growth Stock Fund, a series of         -    Columbia Growth Stock Fund
     Columbia Funds Trust XI
-    Columbia Young Investor Fund, a series of       -    Columbia Young Investor Fund
     Columbia Funds Trust XI
-    Columbia Small Cap Core Fund, a series of       -    Columbia Small Cap Core Fund
     Columbia Funds Trust XI
-    Columbia Common Stock Fund, a series of         -    Columbia Common Stock Fund
     Columbia Funds Trust XI

-    Columbia Asset Allocation Fund, a series of     -    Columbia Asset Allocation Fund
     Columbia Funds Trust XI
-    Columbia Small Company Equity Fund, a series    -    Columbia Small Company Equity Fund
     of Columbia Funds Trust XI
-    Columbia Dividend Income Fund, a series of      -    Columbia Dividend Income Fund
     Columbia Funds Trust XI
-    Columbia Disciplined Value Fund, a series of    -    Columbia Disciplined Value Fund
     Columbia Funds Trust XI
-    Columbia Balanced Fund, Inc.                    -    Columbia Balanced Fund
-    Columbia Conservative High Yield Fund           -    Columbia Conservative High Yield Fund
-    Columbia Oregon Intermediate Municipal Bond     -    Columbia Oregon Intermediate Municipal
     Fund                                                 Bond Fund
-    Columbia Real Estate Equity Fund, Inc.          -    Columbia Real Estate Equity Fund
-    Columbia Small Cap Growth Fund I                -    Columbia Small Cap Growth Fund I
-    Columbia Mid-Cap Growth Fund, Inc.              -    Columbia Mid-Cap Growth Fund
-    Columbia Strategic Investor Fund, Inc.          -    Columbia Strategic Investor Fund
-    Columbia Technology Fund, Inc.                  -    Columbia Technology Fund

                                                                   EXISTING SERIES

                                                     -    Columbia California Tax-Exempt Fund
                                                     -    Columbia Federal Securities Fund
                                                     -    Columbia High Yield Municipal Fund
                                                     -    Columbia Intermediate Municipal Bond
                                                          Fund
                                                     -    Columbia International Stock Fund
                                                     -    Columbia Strategic Income Fund
                                                     -    Columbia Tax-Exempt Fund
                                                     -    Columbia Tax-Managed Growth Fund

                                                                       EXHIBIT A

                                     FORM OF
                             INSTRUMENT OF ADHERENCE

                            Dated as of _____________

To the Banks Referred to Below
c/o State Street Bank and Trust Company, as Operations and Administrative Agent
225 Franklin Street, MAO/7
Boston, Massachusetts 02110-2804

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement for Columbia Funds, dated as of July 23, 2004, as amended (such agreement, as in effect from time to time, the "Credit Agreement"), among each of the registered investment companies listed on the signature pages thereof (collectively, the "Entities"), the lending institutions listed on the signature pages hereof (collectively, the "Banks"), State Street Bank and Trust Company, as operations agent for itself and such other lending institutions (the "Operations Agent"), and State Street Bank and Trust Company, as administrative agent for itself and such other lending institutions (the "Administrative Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     In reliance on each of the representations, warranties and covenants set forth herein, each of the Banks and the Agents, by its signature hereto, hereby agrees that COLUMBIA FUNDS INSTITUTIONAL TRUST (the "New Trust") shall become an Entity for all purposes of the Credit Agreement and each of the other Loan Documents as of the date hereof.

     The New Trust covenants and agrees that it shall, on behalf of each of its Series, comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement, as amended hereby, and each of the other Loan Documents. Without limiting the generality of the preceding sentence, the New Trust, on behalf of each of its Series, hereby promises to duly and punctually pay or cause to be paid from the assets of each of such Series the principal of and interest on all Loans made for the benefit of such Series, along with such Series' allocated share of all fees and expenses under the Loan Documents.

     A copy of the New Trust's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of the New Trust as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the New Trust.

     This Instrument of Adherence, upon its acceptance by the Operations Agents, shall constitute a Loan Document. Except as otherwise expressly provided by this Instrument of Adherence, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and each of the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Instrument of Adherence and each of the Credit Agreement and the other Loan Documents shall be read and construed as one instrument. This Instrument of Adherence is intended to take effect as an instrument under seal and is governed by the laws of the Commonwealth of Massachusetts. This Instrument of Adherence may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Instrument of Adherence it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                                        Very truly yours,

                                        COLUMBIA FUNDS INSTITUTIONAL TRUST, ON
                                        BEHALF ITS SERIES CMG CORE BOND FUND,
                                        CMG ENHANCED S&P 500 INDEX FUND, CMG
                                        HIGH YIELD FUND, CMG INTERNATIONAL STOCK
                                        FUND, CMG LARGE CAP GROWTH FUND, CMG
                                        LARGE CAP VALUE FUND, CMG MID CAP GROWTH
                                        FUND, CMG MID CAP VALUE FUND, CMG SHORT
                                        TERM BOND FUND, CMG SMALL CAP FUND, CMG
                                        SMALL CAP GROWTH FUND, CMG SMALL CAP
                                        VALUE FUND, CMG SMALL/MID CAP FUND, CMG
                                        STRATEGIC EQUITY FUND, AND CMG ULTRA
                                        SHORT TERM BOND FUND


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


Accepted and Agreed:

STATE STREET BANK AND TRUST COMPANY,
individually, as Operations Agent


By:
    ---------------------------------
Title:
       ------------------------------